AMENDED AND RESTATED
               MOXHAM NATIONAL BANK OF JOHNSTOWN
                   EXECUTIVE RETIREMENT PLAN


                           BACKGROUND


     This Deferred Compensation Plan ("Plan") is an unfunded deferred compensation arrangement for a select group of management personnel of Moxham National Bank of Johnstown, a Pennsylvania state-chartered banking corporation (the "Bank"), each of whom has carried out his duties as an employee of the Bank with such skill, efficiency and good judgment that the Bank desires to provide itself with some additional assurance that it will have the benefit of his judgment and experience for some time to come; and, so believing, desires that some inducement be held out to him in order that he might deem it advisable to continue in the employment of the Bank. The effective date of this Amended & Restated Plan is January 1, 1987.

                           ARTICLE I

                          DEFINITIONS

Section 1.01

     (a) "Account" means the record established by the Bank on behalf of a Participant, which shall be credited each calendar year with (i) the amount for that year set forth on the Participant's Signature Page and (ii) his allocated share of Plan earnings and forfeitures, and which shall be charged each calendar year with his allocated share of Plan expenses Notwithstanding the foregoing, the Account of any employee who participated in the Plan in 1987 or 1988 shall be credited with the greater of the amount set forth on the Participant's Signature Page for those years or the Actuarial Equivalent of his Accrued Retirement Benefit determined in accordance with the provision of the Plan in effect immediately prior to the adoption of this Amendment and Restatement.

     (b) "Allocation Date" means the last day of each calendar year.

     ( c)  "Board" means the board of directors of the Bank.

     (d) "Committee" means the administrative committee of the Board (consisting of not less than two (2) Board members) from time to time appointed by the Board to administer the Plan.

     (e) "Contingent Deferred Obligation" means the aggregate amount of the Bank's contingent liabilities attributable to amounts credited to the Participant's Accounts.

     (f) "Designated Beneficiary" means the person designated by a Participant as his designated beneficiary hereunder.

     (g) "Net Earnings" means the aggregate earnings on and appreciation of any amount invested by the Committee pursuant to
Section 3.02(a), less any allocable expenses of the Plan.

     (h) "Participant" means an employee of the Company who elects to participate in the Plan by executing a "Signature Page" with respect to this Plan, or a person who was a Participant at the time of his retirement or death, and who retains, or whose Designated Beneficiary (or estate) retains, benefits under the Plan in accordance with its terms. It is expressly agreed that participant in the Plan shall be restricted to the president and the vice presidents of the Bank. It is further expressly agreed that it shall be a precondition to participation in the Plan that an employee have completed at least twelve (12) consecutive months of service with the Bank. (By way of example, a vice president joining the Bank in June of 1986 will be eligible for participation in the Plan commencing January 1, 1988.)

     (i) "Year of Service" means each twelve-month period, beginning with the date employment commences, during which a Participant is continuously employed by the Bank.

                           ARTICLE II

            AGREEMENT ON THE PART OF THE PARTICIPANT

Section 2.01

     Each Participant hereby agrees that he will at all times, faithfully and to the best of his ability, perform all of the duties incident to his employment which may from time to time be reasonably and lawfully required of him by the Bank, and that he will devote his full time, energy, skill and attention to the affairs and the promotion of the best interests of the Bank.

                          ARTICLE III

                      CREDITS TO ACCOUNTS

Section 3.01

     (a) As of each Allocation Date the Committee shall credit each Participant's Account with the annual amount set forth on his Signature Page for the year ending on said Allocation Date; provided the Board determines that credits should be made for that year. In the event credits are not made for any particular year, there shall be no adjustment to the credits for any prior or subsequent years unless the Board shall so determine. A Participant who terminates employment on account of retirement, death or disability (as defined in Section 4.01) shall, if he is otherwise entitled to receive a credit, for the year in which his termination occurs, be credited with his annual amount for such year only if he has six months of employment with the Bank during that year. In the case of all other terminations, no credit shall be made.

     (b) As of each Allocation Date the Committee shall credit each Participant's Account with any forfeitures which occurred during the calendar year ending on the Allocation Date. Forfeitures shall be credited to each Account pro rata in the same manner as Net Earnings are allocated pursuant to Section 3.02.

Section 3.02

     The Net Earnings on any amounts invested in accordance with
Section 5.01(a) shall be credited to the Participants Accounts as of each Allocation Date. Net Earnings shall be credited to each Account pro rata based on the Account balance of each Participant as of the immediately preceding Allocation Date, but reduced by any distributions from the Account after the immediately preceding Allocation Date but on or before the immediate Allocation Date. No interim allocation of Net Earnings shall be made in any case.

                           ARTICLE IV

                       PAYMENT OF ACCOUNT

Section 4.01

     (a) Upon his retirement, death or disability (as defined below) at or following age sixty-two (62), the Bank shall pay to each Participant (or to his Designated Beneficiary, in the event that such Participant dies during the payment period) his Account in equal quarterly installments over a period of ten years; provided that the last installment (or installments if necessary) shall be adjusted to reflect the allocation of Net Earnings to his Account during the payment period. Payments shall commence on the first (1st) day of the calendar quarter immediately following the Participant's retirement (at or after the age 62), death, or disability (as defined below).

     (b) In the event that as a result of the Change in Control (as defined in Section 4.02(c)), any portion of the payments due pursuant to this Section 4.01 shall be deemed to be an "excess parachute payment," as defined by Section 280G(b)(a) of the Internal Revenue Code of 1986, as amended (the "Code"), payment of such portion shall be deferred to the earliest year in which payment of such portion will not be considered an excess parachute payment. In no event, shall any payment be accelerated on account of preceding sentence.

     (c ) "Disability" means total and permanent disability which shall be determined according to the standard definition of such term used by the American United Life Insurance Co.

Section 4.02

     (a) In the event that a Participant terminates employment for any reason other than retirement at or after age 62, death or disability, he shall receive a percentage (the "Termination Percentage") of his Account determined in accordance with the schedule set forth below, commencing on the first day of the calendar quarter immediately following the calendar quarter in which he terminates employment. The Termination Percentage shall be determined as follows:

If the number of Years of
Service completed as of the
date the Participant termi-        His Termination Percentage
nates employment is:               shall be:
-----------------------------      ---------------------------

          1                                       10%
          2                                       20%
          3                                       30%
          4                                       40%
          5                                       50%
          6                                       60%
          7                                       70%
          8                                       80%
          9                                       90%
          10 or more                              100%

The percentage of the Participant's Account in excess of the Termination Percentage shall be forfeited and shall be credited to the Accounts of the other Participants in accordance with
Section 3.01(b).

     (b) The foregoing notwithstanding, in the event there is a Change in Control, as defined in Section 4.02(c), the Termination
Percentage shall be 100%.

     (c ) For purposes of this Plan, a Change in Control occurs when any of the following takes place:

          (i) Any person (other than the Bank or any employee benefit plan sponsored by the Bank) or group of persons acting in concert acquires, within any 12-month period, in excess of 30% of the then outstanding shares of the Bank's common stock; or

          (ii) the failure of the Board as it is constituted on January 1, 1989, to constitute the majority of the Board of Directors, unless such failure results from an election of directors in which a majority of the outstanding shares of the Bank's common stock (excluding all common stock beneficially owned by a person who beneficially owns 35% or more of the outstanding shares) are voted in favor of the successor directors. In determining a person's stock ownership the attribution rules of Section 318(a) of the Code shall apply.

Section 4.03

     In the event that no Designated Beneficiary is selected by a Participant, the benefit payable pursuant to Section 4.02 shall be paid to his spouse, if married on the date of his death;
otherwise to his estate.

Section 4.04

     Notwithstanding anything herein contained to the contrary, upon application by the Participant (or his beneficiary in the event of his death) the Committee shall have the right in its sole discretion to accelerate the payment of any benefit payable hereunder, and may make such distributions in lump sums or over shorter period of time than the term described in this Article IV hereof, as it may deem appropriate.

                           ARTICLE V

                         MISCELLANEOUS

Section 5.01

     (a) It is expressly agreed that the Bank may, should the Committee so desire, at any time, fund the Contingent Deferred Obligation through any means that the Committee may establish.
If the Bank should voluntarily elect to fund such obligations by means of any investment, contract or policy, however, no Participant shall have any preferential rights in any manner to any investment, contract or policy so held by the Bank, and, specifically, any such investment, contract or policy shall not be held in trust for any Participant. Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a fiduciary relationship between or among the Bank and any Participant, any Designated Beneficiary and/or any other person. Any assets which may be invested under the provisions of the Plan (and the earnings thereon) shall continue for all purposes to be a part of the general assets of the Company and be subject to the claims of the Bank's creditors. No person other than the Bank shall, by virtue of the provisions of the Plan, have any interest in such assets. To the extend that any person acquires a right to receive payments from the Bank under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Bank.

     (b) The Committee may engage investment counsel and, if it so desires, may delegate to such counsel full or limited authority to select the assets in which any funds set aside for the Contingent Deferred Obligation are to be invested.

Section 5.02

     It is expressly agreed that the Bank has voluntarily offered the inducements herein provided to the Participants for the purposes above indicated, including the purpose of their better protection. Accordingly, it is understood and agreed that no Participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any part or all of the benefits provided for under the Plan. None of said benefits or payments shall be subject to the claim of any creditor of any Participant, and, in particular, none of said benefits or payments shall be subject to attachment or garnishment or other legal process by any creditor of any Participant.

Section 5.03

     If the Committee shall find that any person to whom any benefit is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under the Plan.

Section 5.04

     Nothing contained herein shall be construed as conferring upon any Participant the right to continue in the employ of the Bank as an executive or in any other capacity.

Section 5.05

     No amount payable under the Plan shall be deemed salary or other compensation to any Participant for the purpose of computing benefits to which he may be entitled under any pension plan or other arrangement of the Bank for the benefit of its employees.

Section 5.06

     The Committee shall have full power and authority to interpret, construe and administer the Plan, and the Committee's interpretations and construction thereof, and actions thereunder, including any valuation of the Accounts, or the amount or recipient of any payment to be made therefrom, shall be binding and conclusive on any persons for all purposes. No member of the Committee or the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to his own willful misconduct or lack of good faith.



Section 5.07

     The Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania. Pronouns used herein shall be deemed to be masculine, feminine or neuter, singular or plural, as their context may require.

                           ARTICLE VI

                     PARTICIPANT DEFERRALS

     In addition to any other benefit provided under the Plan, a Participant may elect to defer a portion of his compensation for any calendar year (the "Deferrals"), provided that the election is made prior to the first day of such calendar year and in the manner prescribed by the Committee. A Participant's Deferrals shall be treated as an additional Retirement Benefit under the Plan and shall be subject to all provisions of the Plan, except that his Termination Percentage with respect to the Deferrals shall always be one hundred percent (100%), and Section 3.01 and
3.02 shall not apply.

                          ARTICLE VII

        SUCCESSOR LIABILITY; AMENDMENTS AND TERMINATION

Section 7.01

     This agreement shall be binding upon the Bank, its successors or assigns, including, without limitation, any person, partnership, company or corporation which may acquire substantially all of the Bank's assets or business or with or into which Bank maybe liquidated, consolidated, merged or otherwise combined, and upon each Participant, his heirs, executors, administrators, and legal representatives.

Section 7.02

     Except as otherwise provided in Section 7.03, the Plan may be amended by the Board from time to time as it may deem advisable. Written notice of any such amendment shall be given to each Participant as soon as administratively practicable thereafter.

Section 7.03

     Notwithstanding any contrary provision in the Plan, in the event of a Change of Control, as defined in Section 4.02(c), the following provisions shall apply:

     (a) The Bank shall be required to credit the Account of each Participant with an aggregate amount (the "Lump-Sum Required Credit") which is not less than the present value (using a discount rate of 8%) of the annual amounts set forth on his Signature Page for the Post-Change Period. The Post-Change Period is the period of ten calendar years beginning with the first calendar year ending after a Change in Control occurs and for which a credit was not made pursuant to Section 3.01(a) prior to the Change in Control.

     (b) In lieu of the Lump-Sum Required Credit, the Bank may elect to continue the Plan and shall credit each Participant annually (the "Required Annual Credits") with the annual amounts set forth on his Signature Page for the Post-Change Period.

     (c ) The Plan may not be amended or terminated so as to deprive any Participant of the credits to his Account as of the date of the Change in Control, or either the Lump-Sum Required Credit or Required Annual Credits as elected by the Bank.

     IN WITNESS WHEREOF, that Bank, intending to be legally bound hereby, has hereunto set its hand this 12th day of December, 1989.

                              MOXHAM NATIONAL BANK OF JOHNSTOWN

                              By:  /s/ J. William Smith
                                   ------------------------------

                              Attest: /s/ P. James Hayes
                                   ------------------------------


-----------------------------------------------------------------

               MOXHAM NATIONAL BANK OF JOHNSTOWN
                   DEFERRED COMPENSATION PLAN

                         SIGNATURE PAGE


     The undersigned has executed this signature page, as of the date below set forth, in witness of his election to participate in the Plan and his agreement to be bound by all the terms and conditions of the Deferred Compensation Plan of Moxham National Bank of Johnstown to which this signature page is attached.

                         PARTICIPANT:

Date: ______________     ______________________________

                         ______________________________
                         [NAME]

                         ______________________________
                         Witness

                        AMENDMENT NO. 1
                  TO THE AMENDED AND RESTATED
               MOXHAM NATIONAL BANK OF JOHNSTOWN
                   EXECUTIVE RETIREMENT PLAN


     The Amended and Restated Moxham National Bank of Johnstown
Executive Retirement Plan, originally effective January 1, 1987, is hereby further amended as follows:

     1. Section 1.01 of the Plan is amended by adding the following subsection (j) thereto:

          (j) "Compensation" means the total annual compensation paid to a Participant, including, wages, salaries, fees for professional service or other amounts received for personal services actually rendered in the course of employment (including, but not limited to, commissions, compensation for services on the basis of a percentage of profits, and bonuses). Compensation, shall not include any of the following:

               (i) Contributions made by the Bank to any plan of deferred compensation or any retirement plan, nor shall any distributions from any such plan be included, regardless of whether such amounts are includible in the gross income of the Participant when distributed;

               (ii) Any amount received from the exercise of any stock option issued by the Bank to the Participant;

               (iii) Any amount realized from the sale, exchange or other disposition of stock acquired under any stock option issued by the Bank; or

               (iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant).

     2. Section 3.01(a) of the Plan is deleted in its entirety, and the following is substituted in lieu thereof:

          (a) The Board shall determine for each calendar year whether Participants' Accounts shall receive credits pursuant to this Section 3.01(a). All credits shall be made as of the Allocation Date within the calendar year for which a credit is being determined. If the Board determines that credits shall be made, the amount to be credited to each Participant's Account shall be equal to 15% of the Participant's Compensation paid during the calendar year for which the credit is being determined, reduced by the contribution made on behalf of the Participant to the Moxham Bank Corporation Target Benefit Plan; provided that in no event shall the credit be less than the amount credited to the Participant's Account pursuant to this
Section 3.01(a) for the 1989 calendar year. In the event credits are not made for any particular calendar year, there shall be no adjustment to the credits for any prior or subsequent years unless the Board shall so determine.

     A Participant who terminates employment on account of retirement, death or disability (is defined in Section 4.01) shall, if he is otherwise entitled to receive credit for the year in which his termination occurs receive such credit only if he has six months of employment with the Bank during that year.
Such credit shall be determined using the Participant's actual compensation paid during the year of termination. If employment is terminated for any reason other than retirement, death or disability, no credit shall be made.

     3. In all other respects, the Plan shall remain in full force and effect.

     4.   The effective date of this Amendment No. 1 is January
1, 1990.

     IN WITNESS WHEREOF, the Bank, intending to be legally bound hereby, has hereunto set its hand and seal this 11th day of December, 1990.


                              MOXHAM NATIONAL BANK OF JOHNSTOWN

                              By:  /s/ J. William Smith
                                   ------------------------------

                              Attest: /s/ Richard G. Case
                                   ------------------------------



          AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
               MOXHAM NATIONAL BANK OF JOHNSTOWN
                   EXECUTIVE RETIREMENT PLAN


     The Amended and Restated Moxham National Bank of Johnstown
Executive Retirement Plan, originally effective January 1, 1987 is hereby further amended as follows:

     1.   The name of the Plan is hereby changed to the "Moxham
Bank Corporation Executive Retirement Plan".

     2. All reference in the Plan, as amended, to "Bank" or "Company" shall refer to Moxham Bank Corporation or any of its subsidiaries which adopts the Plan, including Moxham National
Bank of Johnstown and First National Bank of Garrett.


     3. Section 3.01(a) is amended to read in its entirety as follows:

     "(a) The Board shall determine for each calendar year whether Participants' Accounts shall receive credits pursuant to this Section 3.01(a). All credits shall be made as of the Allocation Date within the calendar year for which a credit is being determined. If the Board determines a credit shall be made, the amount to be credited to each Participant's Account shall be equal to 15% of the Participant's Compensation paid during the calendar year for which the credit is being determined, reduced by the contribution made on behalf of the Participant to the Moxham National Bank of Johnstown Employees' Pension Plan ("Target Plan"); provided that the credit shall not be less than the sum of the amounts allocated to the Participant in this Plan and the Target Plan for the immediately preceding calendar year. The preceding sentence notwithstanding, in the event the Board determines that contributions to the Bank's employee benefit plans should be limited in any manner, the credits which would otherwise be made to any Participant in this Plan may be reduced or eliminated as determined by the Board in its sole discretion. In the event credits are not made for any particular calendar year, there shall be no adjustment of the credits for any prior or subsequent year unless that Board shall so determine.

     A participant who terminates employment on account of retirement, death or disability (as defined in Section 4.01) shall, if he is otherwise entitled to receive credit for the year in which his termination occurs, receive such credit only if he has six months of employment with the Bank during that year.
Such credit shall be determined using the Participant's actual Compensation paid during the year of termination. If employment is terminated for any reason other than retirement, death or disability, no credit shall be made."

     4. Section 4.02(b) of the Plan is amended to read in its entirety, as follows:

          "(b) The foregoing notwithstanding, in the event there is a Change in Control, as defined in Section 4.02(c), and in the case of any employee who became a Participant before January 1, 1992, the Termination Percentage shall be one hundred percent (100%)."

     5. Section 4.02(c) is hereby amended to read in its entirety as follows:

          "(c) For purpose of this Plan, a Change in Control occurs when any of the following takes place:

               (i) Any person (other than any Bank or any employee benefit plan sponsored by any Bank) or group of persons acting in concert acquires, within any 12-month period, in excess of 20% of the then outstanding shares of the common stock of any Bank;

               (ii) the failure of the Board of Directors of Moxham Bank Corporation as it is constituted on January 1, 1989, to constitute the majority of the Board of Directors, unless such failure results from an election of directors in which a majority of the outstanding shares of the common stock of Moxham Bank Corporation (excluding all common stock beneficially owned by a person who beneficially owns 35% or more of the outstanding shares) are voted in favor of the successor directors. In determining a person's stock ownership the attribution rules of
Section 318(a) of the Code shall apply."

     6. Section 4.04 of the Plan is hereby amended to read in its entirety as follows:

          "Notwithstanding anything to the contrary in this
Article IV (except for the restriction set forth in Section 4.01(b)), upon application by the Participant (or his beneficiary in the event of his death) no later than 90 days prior to the date Plan benefits would otherwise become payable (the 90-day period shall not apply in the event of the Participant's death or Disability) or the Committee shall have the right in its sole discretion to authorize payment of the Participant's Account in a single lump sum. In the event the Participant's lump sum election is approved by the Committee, the Participant shall receive his Account balance determined as of the Allocation Date immediately preceding the date of the lump sum distribution. If the Participant seeking the lump sum distribution is a member of the Committee, he shall abstain from voting and the Board shall appoint another member of the Committee for the purpose of determining whether the lump sum distribution should be made."

     7. In all other respects, the Plan shall remain in full force and effect and effect.

     8. This Amendment No. 2 shall be effective on the date adopted by the Board, except as otherwise provided herein.

     IN WITNESS WHEREOF, the Bank, intending to be legally bound, has hereunto set its hand and seal this 20th day of December, 1991.

                              MOXHAM BANK CORPORATION

                              By: /s/ J. William Smith
                              -----------------------------

                              Attest: /s/ P. James Hayes
                              -----------------------------


                              MOXHAM NATIONAL BANK OF JOHNSTOWN

                              By: /s/ J. William Smith
                              -------------------------------

                              Attest: /s/ P. James Hayes
                              -------------------------------

                              FIRST NATIONAL BANK OF GARRETT

                              By: /s/ Robert W. Brant
                              -------------------------------

                              Attest: /s/ Stanley C. Witt
                              -------------------------------


             CERTIFICATION OF ADOPTION OF AMENDMENT


     The undersigned hereby certify that at a duly-convened meeting of the Boards of Directors of Moxham Bank Corporation, Moxham National Bank of Johnstown and First National Bank of Garrett, held on September 10, 1991 and October 10, 1991, respectively, Amendment No. 2 to the Amended and Restated Moxham National Bank of Johnstown Executive Retirement Plan, in the form attached hereto and made a part hereof, was duly adopted. The undersigned further certify that the Executive Retirement Plan, as amended by Amendment No. 2, is still in effect.

     Executed this 20th day of December, 1991.

                              MOXHAM BANK CORPORATION

                              By: /s/ J. William Smith
                              -----------------------------

                              Attest: /s/ P. James Hayes
                              -----------------------------

                              MOXHAM NATIONAL BANK OF JOHNSTOWN

                              By: /s/ J. William Smith
                              -------------------------------

                              Attest: /s/ P. James Hayes
                              -------------------------------

                              FIRST NATIONAL BANK OF GARRETT

                              By: /s/ Robert W. Brant
                              -------------------------------
                              Attest: /s/ Stanley C. Witt
                              -------------------------------


               MOXHAM NATIONAL BANK OF JOHNSTOWN
               MEETING OF THE BOARD OF DIRECTORS


     A meeting of the Directors of Moxham National Bank of Johnstown, a National Banking Association (the "Bank") was held on the 10th day of September, 1991, pursuant to notice duly given. Present were the following Directors, constituting a quorum thereof:



     Upon motion duly made and seconded the following resolution was adopted:

          "RESOLVED, that Amendment No. 2 to the Amended and
Restated Moxham National Bank of Johnstown Executive Retirement
Plan, in the form attached hereto and hereby made a part hereof, is adopted by the Bank."


     There being no further business, the meeting was, upon motion duly made and seconded, adjourned.


Date: December 20, 1991            /s/ P. James Hayes
     ----------------------        ------------------------

                                        [CORPORATE SEAL]



                        AMENDMENT NO. 3
                            TO THE
                      AMENDED AND RESTATED
                    MOXHAM BANK CORPORATION
                   EXECUTIVE RETIREMENT PLAN


                           BACKGROUND


     The Amended and Restated Moxham Bank Corporation Executive Retirement Plan (formerly known as the Moxham National Bank of Johnstown Executive Retirement Plan and referred to herein as the "Plan") and was originally effective January 1, 1987. Amendments Nos. 1 and 2 to the Plan were adopted on September 11, 1990, and September 20, 1991. Capitalized terms not defined in this Amendment shall have the meaning set forth in the Plan as previously amended.

     Pursuant to the authority contained in Section 7.02 of the Plan, the Plan is hereby amended as follows:

     1. Section 4.01(a) of the Plan is amended to read in its entirety as follows:

          (a) Upon his death, Disability (as defined in Section 4.01( c) or attaining his Retirement Age (as defined below), the Bank shall pay to each Participant (or to his Designated Beneficiary in the event that such Participant dies during the payment period) his Account balance in equal quarterly installments over a period of 10 years; provided that the last installment (or installments if necessary) shall be adjusted to reflect the allocation of net earnings to his Account during the payment period. Payment shall commence on the first day of the calendar quarter immediately following the Participant's death, Disability or attainment of his Retirement Age. A Participant's Retirement Age shall be the earlier of (I) age sixty-two (62), or
(ii) the later of age fifty-five (55) or the date on which the Participant completes fifteen (15) Years of Service.

     2. Section 4.02 of the Plan is hereby amended by revising the first sentence of subsection (a) and adding a new subsection
(e) to read as follows:

          (a) In the event a Participant terminates employment for any reason other than on account of attaining his Retirement Age, Death or Disability, he shall receive a percentage (the "Termination Percentage") of his Account determined in accordance with the schedule set forth below, commencing on the first day of the calendar quarter immediately following the calendar quarter in which he terminates employment.

          *               *                  *

          (e) As soon as the Committee is aware that a Change in Control has occurred or will occur and the date thereof, it shall notify all Participants in writing of the date of the Change in Control.

     3. Section 4.04 of the Plan is hereby amended to read in its entirety as follows:

          Section 4.04

          Notwithstanding anything to the contrary in this
Article IV (except for the restrictions set forth in Section
4.01(b)), the following distributions rules shall apply:

          (a) Upon application of the Participant (or his beneficiary in the event of his death) no later than 90 days prior to the date Plan benefits would otherwise become payable, the Committee shall have the right in its sole discretion to authorize payment of the Participant's Account in a single lump sum or in installments over a period of up to ten years, as requested by the Participant or his Designated Beneficiary. (The 90-day period shall not apply in the event of the Participant's Death or Disability. In the event of a termination of employment other than on account of attaining Retirement Age, Death or Disability, the application period shall be ten days after such termination.) The amount distributable in a single lump sum shall be the Participant's Account Balance determined as of the Allocation Date immediately preceding the date of the lump sum distribution. If the distribution is to be made in installments, the last installment (or installments if necessary) shall be adjusted to reflect the allocation of net earnings to his Account during the payment period. If the Participant requesting the election pursuant to this paragraph is a member of the Committee, he shall abstain from voting and the Board shall appoint another member of the Committee for the purpose of determining whether the application should be approved.

          (b) At least one year prior to his retirement or other termination of employment a Participant shall have the right to elect to receive the balance of his Account either in a single lump sum or in installments payable over a period of less than 10 years. (There shall be no advance election period required if the Participant's termination of employment occurs within one year of a Change in Control.) If such an election is made, the Participant shall receive his Account balance determined as of the Allocation Date immediately preceding the date the distribution (or the first distribution in the event of installments) is to be made. The Participant shall not be entitled to have any further net earnings credited to his Account.

          (c ) In the event a Change in Control occurs, a Participant who is receiving installment payments under the Plan shall have the right to elect (within 90 days of the Change in Control) to receive the balance of his Account in a single lump sum or to accelerate the receipt of his installment payments. If the distribution is to be made in installments, the last installment (or installments if necessary) shall be adjusted to reflect the allocation of net earnings to his Account during the new payment period.

          (d) In the event more than one Change in Control occurs after December 1, 1995, upon the occurrence of the second Change in Control, a Participant shall have the right to receive his Account balance in the same manner as set forth in Subsection
(b) hereof, whether or not his employment has been terminated, provided the Participant so elects by giving written notice to the Committee at least one year prior to the proposed distribution date.

     2. Section 7.03 of the Plan is amended to read in its entirety as follows:

          Section 7.03

          Notwithstanding any contrary provision in the Plan, in the event of a Change of Control, as defined in Section 4.02(c ) the following provision shall apply:

          (a) The Bank shall be required to credit the Account of each Participant with an amount (the "Lump Sum Required Credit") which is not less than the sum of (i) the present value (using a discount rate of 8%) of the Required Annual Credit for each year in the Post-Change Period, and (ii) the "Final Pre-Change Credit." The Required Annual Credit equals the amount credited to each Participant's Account pursuant to Section 3.01(a) of the Plan for the calendar year immediately preceding the year in which a Change in Control occurs. The Post-Change Period is the period of ten years beginning with the date a Change in Control occurs. The Final Pre-Change Credit for each Participant equals the Required Annual Credit prorated for the portion of the calendar year ending on the date of a Change in Control.

          (b) Notwithstanding the first sentence of Section 5.01, in the event of a Change in Control, any assets theretofore set aside by the Bank to satisfy its obligations under the Plan (including the earnings on such assets), plus an amount equal to the total Lump-Sum Required Credits for all Participants, shall be set such aside and invested in a segregated account, in accordance with the Bank Agency Agreement, dated December 24, 1986, or any successor agreement, and shall remain in said account, subject to the remaining provisions of Section 5.01, until distributed to the Participants.

          (c ) The Plan may not be amended or terminated so as to deprive any Participant of the Credits to his Account as of the date a Change in Control occurs or to deprive any Participant of the Lump-Sum Required Credit required to be allocated to him. In addition, Article IV, and Sections 5.01, 7.01 and 7.03 may not be amended without the written consent of all affected Participants.

     4. In all other respects, the Plan shall remain in full force and effect.

     5. This Amendment No. 3 shall be effective on the date adopted by the Board of Directors of Moxham Bank Corporation, provided that it is also adopted by the Boards of Directors of each of the other Companies.

     IN WITNESS WHEREOF, each Company, intending to be legally bound, has caused this Amendment No. 3 to be executed this 12th and 14th day of December, 1995, by its duly authorized officers.



Dated: 12-12-95               MOXHAM BANK CORPORATION

                              By: /s/ J. William Smith
                              -----------------------------

                              Attest: /s/ P. James Hayes
                              -----------------------------


Dated: 12-12-95               MOXHAM NATIONAL BANK OF JOHNSTOWN

                              By: /s/ J. William Smith
                              -------------------------------

                              Attest: /s/ P. James Hayes
                              -------------------------------

Dated: 12-14-95               FIRST NATIONAL BANK OF GARRETT

                              By: /s/ Robert W. Brant
                              -------------------------------

                              Attest: /s/ Stanley C. Witt
                              -------------------------------